UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 21, 2007 (November 20, 2007)

Date of report (Date of earliest event reported)

FIRST PLACE FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

185 E. Market Street, Warren, OH 44481

(Address of principal executive offices)

(330) 373-1221

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

During its regularly scheduled meeting on November 20, 2007, the Board of Directors of First Place Financial Corp. (“Company”) unanimously approved a resolution to amend and restate Article V of its Bylaws, effective immediately, to provide for the issuance of non-certificated shares of Company common stock. Previously, Article V only discussed certificated shares. The Company must be able to issue and transfer non-certificated shares in order to be eligible to participate in the Direct Registration System currently administered by The Depository Trust Company, as required by The NASDAQ Stock Market for all listed companies.

The Company’s Bylaws are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Bylaws of First Place Financial Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: November 21, 2007	By:	/s/ David W. Gifford
David W. Gifford
Interim Chief Financial Officer
Principal Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Bylaws of First Place Financial Corp.